UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

ADTRAN, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard

Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, ADTRAN, Inc. (the “Company”) announced that Danny J. Windham, President, Chief Operating Officer and director of the Company, will be leaving the Company effective February 12, 2007 to become the Chief Executive Officer of Digium, Inc. Mr. Windham will also be resigning from ADTRAN’s Board of Directors effective February 12, 2007.

A copy of the press release announcing Mr. Windham’s departure is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report.

Exhibit No.		Description
99.1	-	Press Release dated January 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)

Date: January 29, 2007	/s/ James E. Matthews
James E. Matthews Senior Vice President – Finance, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 29, 2007